                                                                  EXHIBIT 10.9.4







==============================================================================


                                AMENDMENT NO. 4
                                      TO
                           STOCK PURCHASE AGREEMENT

                                 by and among

                              TELECORP PCS, INC.,

                            AT&T WIRELESS PCS, INC.

                                      and

                             CASH EQUITY INVESTORS

                                 named herein

                           Dated as of July 15, 1999

==============================================================================

                                AMENDMENT NO. 4
                                ---------------

                                      TO
                                      --

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     AMENDMENT NO. 4 TO STOCK PURCHASE AGREEMENT, dated as of July 15, 1999, by and among TeleCorp PCS, Inc., a Delaware corporation (the "Company") AT&T Wireless PCS, Inc., a Delaware corporation ("AT&T PCS") and the investors referred to on Exhibit A (collectively, with AT&T PCS, the "Investors"). Capitalized terms used herein not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement (defined below), amended.

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the parties hereto entered into that certain Stock Purchase Agreement dated March 22, 1999 (the "Stock Purchase Agreement");

          WHEREAS, the parties hereto entered into that certain Amendment No. 1 to the Stock Purchase Agreement, dated as of March 30, 1999, which increased the Aggregate Commitment of the Investors to $30,000,000;

          WHEREAS, the parties hereto entered into that certain Amendment No. 2 to the Stock Purchase Agreement, dated as of April 6, 1999, which increased the Aggregate Commitment of the Investors to $33,000,000;

          WHEREAS, the parties hereto entered into that certain Amendment No. 3 to the Stock Purchase Agreement, dated as of May 14, 1999, pursuant to which the parties closed 20% of each Investor's Purchase Commitment; and

          WHEREAS, the parties hereto wish to enter into this further amendment to the Stock Purchase Agreement in order to close on an additional percentage of each Investor's Purchase Commitment in order to fund the purchase by the Company of four PCS Licenses which have been awarded to the Company from the PCS "C" Block Auction;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. In order to fund the purchase by the Company of four "C" Block PCS Licenses, the parties hereby agree that each Investor shall deliver to the Company by wire transfer of immediately available funds to the account designated by the Company on or prior to July 15, 1999 the amount (the "Payment") set forth on Exhibit A attached hereto and made a part hereof. The balance (collectively, the "Unfunded Commitments") of their respective Purchase Commitments (as defined on Exhibit A to Amendment No. 3 to Stock Purchase Agreement) shall remain irrevocable and unconditional obligations of the Investors and shall not be subject to counterclaim, set-off, deduction or defense, or to abatement, suspension, deferment, diminution or reduction for any reason whatsoever. Notwithstanding any provisions in the Stock Purchase Agreement, as amended, to the contrary, the Unfunded Commitments shall be due and payable at one or more additional Closings upon the award by the FCC of the two additional PCS Licenses to the Company from the PCS "C" Block Auction and upon the request of the Company, which request shall not be less than fifteen business days prior to the proposed Closing(s), and all pursuant to the further terms and conditions of the Stock Purchase Agreement.

     2. On July 15, 1999, in consideration of the Investors' delivery of the Payment, the Company shall deliver to each Investor certificates duly executed by authorized signatories of the Company, representing shares of the Securities to be issued to each of them for the Payment in accordance with the terms of
Section 2.2 of the Stock Purchase Agreement.

     3. All other terms and conditions of the Stock Purchase Agreement remain in full force and effect.

     4. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           TELECORP PCS, INC.

                                           By: /s/ Thomas H. Sullivan
                                               ------------------------------
                                           Name:  Thomas H. Sullivan
                                           Title: EVP & CFO

                                           AT&T WIRELESS PCS, INC.


                                           By: /s/ William W. Hague
                                               ------------------------------
                                           Name:  William W. Hague
                                           Title:



                                           Cash Equity Investors:

                                           CB CAPITAL INVESTORS, L.P.

                                           By:  CB Capital Investors, Inc.,
                                                its general partner


                                           By: /s/ Michael Hannon
                                               ------------------------------
                                           Name:  Michael Hannon
                                           Title:


                                           NORTHWOOD VENTURES LLC


                                           By: /s/ Henry T. Wilson
                                               ------------------------------
                                           Name:   Henry T. Wilson
                                           Title:  Managing Director

                                   NORTHWOOD CAPITAL PARTNERS LLC


                                   By: /s/ Henry T. Wilson
                                       --------------------------------------
                                   Name:
                                   Title:


                                   MEDIA\COMMUNICATIONS INVESTORS
                                   LIMITED PARTNERSHIP

                                   By: M/C Investor General Partner - J, Inc.,
                                       its general partner

                                   By: /s/ James F. Wade
                                       --------------------------------------
                                   Name: James F. Wade
                                   Title:


                                   MEDIA\COMMUNICATIONS PARTNERS III
                                   LIMITED PARTNERSHIP

                                   By:   M/C III L.L.C.,
                                         its general partner


                                   By: /s/ James F.Wade
                                       --------------------------------------
                                   Name: James F. Wade
                                   Title: Manager

                                   EQUITY-LINKED INVESTORS-II

                                   By:  ROHIT M. DESAI ASSOCIATES-II,
                                        its general partner

                                   By: /s/ Frank J. Pados, Jr.
                                       --------------------------------------
                                   Name:  Attorney-in-Fact
                                   Title:

                                   PRIVATE EQUITY INVESTORS III, L.P.

                                   By: ROHIT M. DESAI ASSOCIATES III, LLC,
                                       its general partner


                                   By: /s/ Frank J. Pados, Jr.
                                       --------------------------------------
                                   Name:  Attorney-in-Fact
                                   Title:


                                   HOAK COMMUNICATIONS PARTNERS, L.P.

                                   By:  HCP Investments, L.P.,
                                        its general partner

                                   By:  Hoak Partners, LLC,
                                        its general partner


                                   By: /s/ James M. Hoak
                                       --------------------------------------
                                   Name: James M. Hoak
                                   Title: Manager


                                   HCP CAPITAL FUND, L.P.

                                   By:  James M. Hoak & Co.,
                                        its general partner

                                   By: /s/ James M. Hoak
                                       --------------------------------------
                                   Name: James M. Hoak
                                   Title: Chairman

                                   WHITNEY EQUITY PARTNERS, L.P.

                                   By:  J.H. Whitney & Co.,
                                        its general partner


                                   By: /s/ Daniel J. O'Brien
                                       --------------------------------------
                                   Name:  Daniel J. O'Brien
                                   Title: Managing Partner


                                   J.H. WHITNEY III, L.P.

                                   By:  J.H. Whitney & Co.,
                                        its general partner


                                   By: /s/ Daniel J. O'Brien
                                       --------------------------------------
                                   Name:  Daniel J. O'Brien
                                   Title: Managing Partner


                                   WHITNEY STRATEGIC PARTNERS III, L.P.

                                   By:  J.H. Whitney & Co.,
                                        its general partner


                                   By: /s/ Daniel J. O'Brien
                                       --------------------------------------
                                   Name:  Daniel J. O'Brien
                                   Title: Managing Partner

                                   TORONTO DOMINION INVESTMENTS INC.


                                   By: /s/ Martha L. Gariepy
                                       --------------------------------------
                                   Name:  Martha L. Gariepy
                                   Title: Vice President



                                   ONE LIBERTY FUND IV, L.P.


                                   By: /s/ Joseph T. McCullen, Jr.
                                     ----------------------------------------
                                   Name: Joseph T. McCullen, Jr.
                                   Title: General Partner

                                                                 EXHIBIT A


----------------------------------------------------------
Name And Notice Address                      Payment
----------------------------------------------------------
AT&T Wireless PCS, Inc.                      $1,678,438
P.O. Box 97061
Redmond, WA 98073-9761
Attn: Michael Schwartz
----------------------------------------------------------
CB Capital Investors, L.P.                   $2,326,897
380 Madison Avenue, 12th Floor
New York, NY 10017
Attn: Michael Hannon
Fax: (212) 622-3101
----------------------------------------------------------
Desai Associates                             $2,326,897
      Equity-Linked Investors-II             $        0
      Private Equity Investors III, L.P.     $2,326,897

540 Madison Avenue, 36th Floor
York, NY 10022
Attn: Rohit M. Desai
Fax: (212) 752-7807
----------------------------------------------------------
Hoak Capital Corporation                     $1,744,891
      Hoak Communications Partners, L.P.     $1,598,668
      HCP Capital Fund, L.P.                 $  146,223

One Galleria Tower
13355 Noel Road, Suite 1050
Dallas, Texas 75240
Attn: James Hoak
Fax: (972) 960-4899
----------------------------------------------------------
J.H. Whitney & Co.                           $1,453,870
      Whitney Equity Partners, L.P.          $  436,161
      J.H. Whitney III, L.P.                 $  993,763
      Whitney Strategic Partners III, L.P.   $   23,946

177 Broad Street, 15th Floor
Stamford, Connecticut 06901
Attn: William Laverack, Jr.
Fax: (203) 973-1422
----------------------------------------------------------

----------------------------------------------------------
M/C Partners                                $   873,096
     Media/Communications Investors
     Limited Partnership                    $    34,924
     Media/Communications Partners III
     Limited Partnership                    $   838,172

75 State Street, Suite 2500
Boston, MA 02109
Attn:  James F. Wade
Fax:  (617) 345-7201
----------------------------------------------------------
OneLiberty Fund IV, L.P.                    $   291,021
One Liberty Square
Boston, MA 02109
Attn:  Joseph T. McCullen
Fax:  (617) 423-1765
----------------------------------------------------------
Toronto Dominion Investments Inc.           $   160,993
31 West 52/nd/ Street
New York, NY 10019-6101
Attn: Steve Reinstadtler
Fax:  (212) 974-8429

(with a copy to)

Toronto Dominion Investments, Inc.
909 Fannin
Suite 1700
Houston, TX 77010
Attn:  Martha Gariepy
Fax:  (713) 652-2647
----------------------------------------------------------
Northwood Capital Partners                  $   203,091
     Northwood Ventures LLC                 $   172,627
     Northwood Capital Partners LLC         $    30,464

485 Underhill Boulevard, Suite 205
Syosset, New York 11791-3419
Attn:  Peter Schiff
Fax:  (516) 364-0879
----------------------------------------------------------
     TOTAL:                                 $11,059,194
----------------------------------------------------------